Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On July 1, 2016, Newgioco Group, Inc. ("Newgioco Group" or the "Company") completed its acquisition of Odissea Betriebsinformatik Beratung Gmbh ("Odissea") by purchasing all of the issued and outstanding equity of Odissea for approximately $4,386,100, funded by the issuance of 4,386,100 shares of common stock of Newgioco Group (referred to herein as the "Acquisition"). Odissea is a software development company engaged in the design, development and operation of a proprietary betting operating system and online gaming products.

The following unaudited pro forma condensed combined financial information and related notes present the historical condensed combined financial information of Newgioco Group and Odissea, after giving effect to the Acquisition on July 1, 2016. Unless otherwise indicated, information in this report is presented in U.S. dollars ("USD" or "$").

The unaudited pro forma condensed combined statements of earnings for the six months ended June 30, 2016 and the year ended December 31, 2015 have been prepared to reflect the Acquisition as if it occurred on January 1, 2016 and January 1, 2015, respectively.

The pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the what the combined Company's financial condition or results of operations would have been had the Acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined corporation. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed combined financial statements are described in the accompanying notes, which should be read together with the pro forma condensed combined financial statements.

The accompanying unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements of Newgioco Group included in the Company's annual report on Form 10-K for the year ended December 31, 2015 and quarterly report on Form 10-Q for the quarter ended June 30, 2016, filed with the SEC, and the historical combined financial statements of Odissea, included herein.

                              NEWGIOCO GROUP, INC.
               UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               DECEMBER 31, 2015

                                        Newgioco                      Pro Forma         Pro Forma
                                        Group, Inc.     Odissea       Adjustments       Balance Sheet

Assets
Current assets
Cash and cash equivalents               $  157,363      $ 54,869                          $ 212,232
Accounts receivable                              -        80,418                             80,418
Gaming accounts receivable, net            178,151                                          178,151
Prepaid expenses                           315,666         9,185                            324,851
Other current assets                        36,725         9,900                             46,625
                                        -----------------------------------------------------------
Total Current Assets                       687,905       154,372                            842,277

Non-current assets
Restricted cash                            232,013                                          232,013
Property, Plant and Equipment               88,705        24,986                            113,691
Intangible assets                        2,376,540        12,042         4,300,000        6,688,582
Goodwill                                   260,318                          61,662          321,980
Investment in non-consolidated entities      6,729                                            6,729
                                        -----------------------------------------------------------
Total non-current assets                 2,964,305        37,028         4,361,662        7,362,995
                                        -----------------------------------------------------------
Total Assets                            $3,652,210     $ 191,400        $4,361,662      $ 8,205,272
                                        ===========================================================

Liabilities and Stockholders' Equity
Current
Line of credit - bank                    $ 312,483                                        $ 312,483
Accounts payable and accrued liabilities   571,501       205,086                            776,587
Gaming accounts balances                   274,942                                          274,942
Taxes payable                              165,166        67,795                            232,961
Advances from stockholders                 191,675                                          191,675
Liability in connection with acquisition   327,536                                          327,536
Debentures, net of discount                112,848                                          112,848
Derivative liability                        28,375                                           28,375
Promissory notes payable - other           294,368                                          294,368
Other current liabilities                    1,450                                            1,450
                                        -----------------------------------------------------------
Total Current Liabilities                2,280,344       272,881                 -        2,553,225

Long term liabilities                       67,532                                           67,532
                                        -----------------------------------------------------------
Total Liabilities                        2,347,876       272,881                 -        2,620,757

Stockholders' Equity (Deficiency)

Common stock                                 2,413        38,269            37,830)           2,852
Additional Paid-in Capital              10,472,501                       4,399,492       14,871,993
Accumulated Other Comprehensive income     124,265          (982)                           123,283
Accumulated deficit                     (9,294,845)     (118,768)                        (9,413,613)
                                        -----------------------------------------------------------
Total Stockholders' Equity               1,304,334       (81,481)        4,361,662        5,584,515
Total Liabilities and
 Stockholders' Equity                   $3,652,210     $ 191,400        $4,361,662       $8,205,272
                                        ===========================================================

             See accompanying notes to combined financial information




                              NEWGIOCO GROUP, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 2015

                                        Newgioco                      Pro Forma         Pro Forma
                                        Group, Inc.     Odissea       Adjustments       Statement of Operations


Revenue                                $ 4,872,902     $ 506,303              $ -         $ 5,379,205

Costs and expenses
Selling expenses                         3,663,165                                          3,663,165
General and administrative expenses      2,837,800       437,895                            3,275,695
                                        -------------------------------------------------------------
Total Costs and Expenses                 6,500,965       437,895                            6,938,860

                                        -------------------------------------------------------------
Loss from operations                    (1,628,063)       68,408                           (1,559,655)

Other expenses (Income)
Interest expense, net of interest income   205,355             4                              205,359
Changes in fair value of
 derivative liabilities                     22,808                                             22,808
Imputed interest on related party advances   5,309                                              5,309
Allowance for deposit on acquisition        94,952                                             94,952
Impairment on investment                    30,185                                             30,185
                                        -------------------------------------------------------------
Total other expenses                       358,609             4                              358,613
                                        -------------------------------------------------------------
Loss before income taxes                (1,986,672)       68,404                           (1,918,268)

Income taxes                               (35,991)        2,715                              (33,276)
                                        -------------------------------------------------------------
Net Loss                                (2,022,663)       65,689                           (1,884,992)

Other Comprehensive Income (loss)
Foreign currency translation adjustment     84,385          (982)                              83,403
                                        -------------------------------------------------------------
Total Comprehensive loss for
 the period                           $ (1,938,278)     $ 64,707              $ -        $ (1,801,589)
                                        =============================================================

Basic and fully diluted loss
 per common share                            (0.08)                                             (0.06)

Weighted average number of shares
outstanding
Basic and diluted                        23,412,131                                        27,786,214

             See accompanying notes to combined financial information

                              NEWGIOCO GROUP, INC.
               UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               JUNE 30, 2016

                                        Newgioco                      Pro Forma         Pro Forma
                                        Group, Inc.     Odissea       Adjustments       Balance Sheet
Assets
Current assets
  Cash and cash equivalents              $ 121,130     $  61,968                            $ 183,098
  Accounts recievable                                    129,907                              129,907
  Gaming accounts receivable, net          252,898                                            252,898
  Prepaid expenses                         221,683         9,348                              231,031
  Other current assets                      30,944         9,282                               40,226
                                        -------------------------------------------------------------
Total Current Assets                       626,655       210,505                              837,160

Non-current assets
Restricted cash                            263,877                                            263,877
Property, Plant and Equipment               85,710        21,499                              107,209
Intangible assets                        2,139,321         9,139     (b) 4,300,000          6,448,460
Goodwill                                   260,318                   (b)    61,662            321,980
Investment in non-consolidated entities      6,848                                              6,848
                                        -------------------------------------------------------------
Total non-current assets                 2,756,074        30,638         4,361,662          7,148,374
                                        -------------------------------------------------------------
Total Assets                            $3,382,729     $ 241,143       $ 4,361,662        $ 7,985,534
                                        =============================================================
Liabilities and Stockholders' Equity
Current
  Line of credit - bank                  $ 289,614                                          $ 289,614
  Accounts payable and accrued liabilities 446,731       132,418                              579,149
  Gaming accounts balances                 252,174                                            252,174
  Taxes payable                            175,441        83,517                              258,958
  Advances from stockholders                92,572                                             92,572
  Liability in connection with acquisition 131,931                                            131,931
  Debentures, net of discount              240,931                                            240,931
  Derivative liability                     269,415                                            269,415
  Promissory notes payable - other         115,980                                            115,980
  Promissory notes payable - related party 318,078                                            318,078
                                        -------------------------------------------------------------
Total Current Liabilities                2,332,867       215,935                            2,548,802

  Long term liabilities                     82,478                                             82,478
                                        -------------------------------------------------------------
Total Liabilities                        2,415,345       215,935                            2,631,280

Stockholders' Equity (Deficiency)
Common stock                                 2,438        38,948       (a) (38,509)             2,877
Additional Paid-in Capital              10,803,077                (a)(b) 4,400,171         15,203,248
Accumulated Other Comprehensive income     113,988          (330)                             113,658
Accumulated deficit                     (9,952,119)      (13,410)                          (9,965,529)
                                        -------------------------------------------------------------
Total Stockholders' Equity                 967,384        25,208         4,361,662          5,354,254
                                        -------------------------------------------------------------
Total Liabilities and
 Stockholders' Equity                   $3,382,729     $ 241,143       $ 4,361,662        $ 7,985,534
                                        =============================================================

             See accompanying notes to combined financial information

                              NEWGIOCO GROUP, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED JUNE 30, 2016

                                               Newgioco                      Pro Forma         Pro Forma
                                               Group, Inc.      Odissea      Adjustments       Statement of Operations


Revenue                                        $ 3,272,844     $ 446,230              $ -              $ 3,719,074

Costs and expenses
  Selling expenses                               2,314,460                                               2,314,460
  General and administrative expenses            1,647,948       330,440                                 1,978,388
                                                 -----------------------------------------------------------------
Total Costs and Expenses                         3,962,408       330,440                                 4,292,848

Loss from operations                              (689,564)      115,790                                  (573,774)

Other expenses (Income)
  Interest expense, net of interest income         305,495                                                 305,495
  Changes in fair value of derivative liabilities (368,216)                                               (368,216)
  Imputed interest on related party advances         2,568                                                   2,568
                                                 -----------------------------------------------------------------
Total other expenses                               (60,153)                                                 60,153)
                                                 -----------------------------------------------------------------

Income (loss) before income taxes                 (629,411)      115,790                                  (513,621)

Income taxes                                        27,863         7,325                                    35,188
                                                 -----------------------------------------------------------------

Net income (loss)                                 (657,274)      108,465                                  (548,809)

Other Comprehensive Loss
  Foreign currency translation adjustment          (10,277)         (330)                                  (10,607)
                                                 -----------------------------------------------------------------

Total Comprehensive loss for the period          $(667,551)    $ 108,135              $ -                $(559,416)
                                                 =================================================================

Basic and fully diluted loss per common share        (0.03)                                                  (0.02)

Weighted average number of shares outstanding
Basic and diluted                               24,244,264                                              28,630,364


             See accompanying notes to combined financial information

                              NEWGIOCO GROUP, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.  Description of Acquisition and Basis of Presentation

The unaudited pro forma condensed combined financial statements have been compiled from underlying financial information of Newgioco Group, Inc. and Odissea and reflect the acquisition on July 1, 2016 of 100% of the outstanding stock of Odissea in consideration for a total of 4,386,100 restricted shares of the Company's common stock. The Company issued 4,386,100 upon the closing of acquisition.

The business combination was accounted for using the acquisition method of accounting, which requires an acquirer to recognize assets acquired and liabilities assumed at the acquisition date fair value. The estimated fair value of assets acquired and liabilities assumed is preliminary and differences between the preliminary and final estimated fair value could be material.

The unaudited pro forma condensed combined financial statements have been developed from the audited records of Newgioco Group for the year ended December 31, 2015 and the unaudited financial statements for the period ended June 30, 2016, and the audited records of Odissea for the year ended December 31, 2015 and the unaudited financial records for the period ended June 30, 2016.

The unaudited pro forma condensed combined statement of operations is based upon the historical financial statements of Newgioco Group and Odissea, after giving effect to the acquisition. The unaudited pro forma condensed combined statement of operations is presented as if the acquisition had occurred at the beginning of the period.

The historical financial information of Odissea was prepared using accounting principles generally accepted in Austria (Austrian GAAP) and is presented in Euros. Accordingly, Odissea amounts are translated to U.S. dollars.

2.  Pro Forma Adjustments

The unaudited pro forma condensed combined financial statements for the fiscal year ended December 31, 2015 and six months ended June 30, 2016 are presented as if the acquisition had occurred on January 1, 2015, the first day of that fiscal year. The pro forma adjustments give effect to the events that are directly attributable to the transaction and are expected to have a continuing impact on the financial results of the combined company. The pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable.

The pro forma adjustments included in the unaudited pro forma combined statements of income are as follows:

(a) Issuance of the 4,386,100 shares of Newgioco Group in exchange for 100% of the issued common shares of Odissea.

(b) Reflects the allocation of the purchase price of U.S. $ 4,386,870 in shares of Newgioco Group common stock to the fair value of the assets acquired. The allocation of the purchase price is preliminary and therefore subject to change. The allocation of the purchase price to the fair value of the assets acquired is as follows:

Total Purchase Price                     $  4,386,870
Less: Net assets acquired                     (25,208)
Less: Intangible assets                    (4,300,000)
                                            ---------
Goodwill                                     $ 61,662